Exhibit 10.3

FIRST AMENDMENT
TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 10th day of August, 2010, by and between (i) deltathree, Inc., a Delaware corporation, Delta Three Israel, Ltd., an Israeli company (the “Israeli Subsidiary”), (ii) DME Solutions, Inc., a New York corporation (jointly and severally, the “Borrower”), and (iii) D4 Holdings, LLC, a Delaware limited liability company (“Lender”).

Recitals

A.           Lender and Borrower have entered into that certain Loan and Security Agreement dated as of March 1, 2010 (as may be further amended, modified, supplemented or restated, the “Loan Agreement”).  Lender has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.           At the request of Borrower, Lender has agreed to extend an additional loan (the “New Loan”) to Borrower pursuant to that certain Second Loan and Security Agreement dated August 10, 2010 (the “Second Loan Agreement”).

C.           The parties desire to amend the Loan Agreement to make certain changes to facilitate the New Loan.

D.           Lender is willing to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Consent by Lender.  Notwithstanding any of the provisions of the Loan Agreement, Lender hereby consents to the grant of a security interest in the Collateral in favor of the Lender and the incurrence of indebtedness by the Borrower as provided in the Second Loan Agreement.  The grant or existence of the Lien created under the Second Loan Agreement and the incurrence of indebtedness to Lender under the terms thereof shall not constitute an Event of Default, a breach of any representation or warranty, a failure of a condition under the Loan Agreement or a breach of the conditions set forth in Section 5(b)(iii) or Section 5(b)(iv) of the Loan Agreement.

3.    Amendments to Loan Agreement.  The Loan Agreement is hereby amended as follows:

3.1           Section 7(a)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(i)           Borrower fails to pay timely any of the principal and/or any accrued interest or other amounts due under the Loan Documents, the Second Loan Agreement or the promissory note issued under the Second Loan Agreement when the same becomes due and payable;”

4.    Limitation of Amendments.

4.1    The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and, except as expressly set forth herein, shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5.    Representations and Warranties.  To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender as follows:

5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3    The organizational documents of Borrower delivered to Lender on or before the date of this Amendment remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.    Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.    Effectiveness.  This Amendment shall be deemed effective upon the due execution and delivery to Lender of this Amendment by each party hereto.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

DELTATHREE, INC.

By: /s/ Effi Baruch
Name: Effi Baruch
Title: Interim CEO and President

DELTA THREE ISRAEL, LTD.

By: /s/ Effi Baruch
Name: Effi Baruch
Title: Interim CEO and President

DME SOLUTIONS, INC.

By: /s/ Effi Baruch
Name: Effi Baruch
Title: CEO and President

LENDER: D4 HOLDINGS, LLC By: Praescient, LLC, Manager By: /s/ Robert Stevanovski Name: Robert Stevanovski Title: Manager